UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.03 Material Modification to Rights of Security Holders.

As previously reported on Form 8-K filed with the Securities and Exchange on September 15, 2023 (the “September Form 8-K”), Allarity Therapeutics, Inc. (“we,” “our,” or the “Company”) entered into an inducement offer letter dated September 14, 2023 (the “Inducement Letter”) with two holders of our existing warrants issued in connection with a private placement that closed in April 2023 and July 2023 (each, a “Holder”). Pursuant to the terms set forth in the Inducement Letter, among other things, the Company agreed to reduce the exercise price of existing warrants to $1.00, which represented the closing price of the Company’s common stock as reported on The Nasdaq Stock Market on September 14, 2023, and to issue new warrants to the Holders at an exercise price of $1.00 upon exercise of their respective existing warrants, subject to the terms and conditions set forth in the Inducement Letter (“Inducement Warrants”).

In connection with the Inducement Letter and the transactions contemplated therein, the Company and 3i, LP entered into a limited waiver agreement (the “Waiver”) pursuant to which 3i, LP agreed to the filing of a resale registration statement for the shares of common stock issuable upon exercise of the Inducement Warrants which is not otherwise permitted under certain agreements with 3i., LP. In consideration of entering in the Waiver, the Company agreed to amend the conversion price of the Series A Convertible Preferred Stock (“Series A Preferred Stock”) to equal $1.00 as soon as practicable.

In connection with the Waiver, on September 22, 2023 the Company filed the Fourth Certificate of Amendment to Amended and Restated Certificate of Designations of Series A Convertible Preferred Stock (“Fourth Amendment”) with the Secretary of State of the State of Delaware to reflect the new conversion price of the Series A Preferred Stock of $1.00. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 3.03, in connection with the Waiver, we agreed to reduce the conversion price of the Series A Preferred Stock to $1.00. On September 22, 2023, we filed the Fourth Amendment to change the “Conversion Price” from $4.50 to $1.00.

The information set forth herein is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Fourth Certificate of Amendment (Series A Preferred Stock)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Joan Brown
Joan Brown
Chief Financial Officer

Dated: September 27, 2023

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